Exhibit 32.1

CERTIFICATION PURSUANT TO
18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Yummy Flies, Inc., (the “Company”) on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on May __, 2014 (the “Report”), the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2014	/s/ Gary Okizaki________________________________
Gary Okizaki, Principal Executive Officer

Dated: May 13, 2014	/s/ Brian Yamauchi_________________________________
Brian Yamauchi, Principal Financial Officer